UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2014, Huttig Building Products, Inc. (the “Company”) held its Annual Meeting of Stockholders. The matters set forth below were voted on and approved by the stockholders at the Annual Meeting. The voting results for each matter are as set forth below.

1.	The election of two directors to serve terms expiring in 2017:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
R. S. Evans	14,317,509	72,385	2,457, 021
J. Keith Matheney	14,347,538	42,356	2,457,021

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2014:

Votes For	Votes Against	Votes Abstained
16,373,170	62,551	411,194

3.	To approve, by a non-binding advisory vote, the compensation paid by the Company to certain executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,901,182	617,429	871,283	2,457,201

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: April 30, 2014

/s/ Philip W. Keipp
Philip W. Keipp
Vice President and Chief Financial Officer